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                                                                    Exhibit 10.2


                                 BIG LOTS, INC.

                   NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

BIG LOTS, INC., an Ohio Corporation (the "Company"), hereby grants to the individual named below (the "Optionee"), subject to and conditioned upon Optionee's acceptance of all the terms and conditions of the Big Lots, Inc. 1996 Performance Incentive Plan as amended (the "Plan"), the right to purchase (the "Option"), at the option of the Optionee, an aggregate of the number of shares of Common Stock (the "Number of Shares") listed below, par value $.01 per share, of the Company upon the following terms and conditions:

 (NOTE: THIS GRANT MUST BE SIGNED                       DATE OF GRANT: _____
   AND RETURNED TO THE COMPANY AT
   THE FOLLOWING ADDRESS:)
                                                        NUMBER OF SHARES: _____


BIG LOTS, INC.                                          OPTION PRICE: _____
TREASURY DEPT.-STOCK OPTION ADMINISTRATOR
300 PHILLIPI ROAD
COLUMBUS, OHIO 43228-5311


NATURE OF GRANT: This option is a Non-Qualified Stock Option ("NQSO") and, as such, is not an Incentive Stock Option (ISO) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

EXERCISABILITY OF OPTION: This option will become vested in increments according to the schedule below. Except as provided in the Plan, the option, to the extent that it is vested, can be exercised any time from the date it vests through the date that it expires. Vesting is always subject to all other Plan requirements being satisfied.

Shares                 Vesting Date                          Expiration Date
------                 ------------                          ---------------

   Optionee hereby accepts this Option subject to all the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Optionee acknowledges receipt of a copy of the Plan, as in effect on the Date of Grant.

Accepted as of                                    BIG LOTS, INC.
"Optionee",    --------------------


                                                By:
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